Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Team Nation Holdings Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

          (i) the accompanying report on Form 10-Q of the Company for the fiscal quarter ended September 30th, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2011	By:	/s/ Janis D. Okerlund
Janis D. Okerlund
Principal Financial Officer

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.